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                                                                 EXHIBIT 10.6(a)

                                AMENDMENT NO. 2
                                      TO
                            VASTAR RESOURCES, INC.
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN
                              __________________

     Pursuant to the power of amendment reserved therein, the Vastar Resources, Inc. Supplementary Executive Retirement Plan (the "Plan") is hereby amended effective as of January 1, 1999.

A new Article XII is added to the Plan to read as follows:

                                 "ARTICLE XII
                       SPECIAL PROVISIONS APPLICABLE TO
                   FORMER PARTICIPANTS IN THE ARCO CHEMICAL
                COMPANY SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

     SECTION 1. AGREEMENT

     Pursuant to an Agreement dated June 18, 1998 (the "Agreement"), between Atlantic Richfield Company ("ARCO"), ARCO Chemical Company ("Chemical") and Lyondell Petrochemical Company ("Lyondell"), Lyondell purchased Chemical. Effective January 1, 1999, the assets and liabilities of the ARCO Chemical Company Retirement Plan (the "ACC Retirement Plan") were transferred to the Vastar Resources, Inc. Retirement Plan (the "VRI Plan") with respect to certain Employees having an Accrued Benefit in the Chemical Plan ("Chemical Members"). In conjunction with the sale of Chemical, the benefits of the ARCO Chemical Company Supplementary Executive Retirement Plan ("ACC SERP") were distributed to ACC SERP Members ("SERP Members").

     SECTION 2. RIGHTS AND BENEFITS

     The rights and benefits under the Plan of ACC SERP Members shall be governed by the Plan, except as provided in this Article XII. The benefit under the Plan of any ACC SERP Member shall include an amount based on Membership Service under the ACC Retirement Plan only with respect to ACC SERP Members who pay to the Plan, by February 1, 1999, the amount of the distribution from the ACC SERP."

             Executed this 24th day of March, 1999.


     ATTEST:                               VASTAR RESOURCES, INC.


     /s/ Jonathan D. Edelfelt              /s/ Charles D. Davidson
     -------------------------------       -------------------------------------
     JONATHAN D. EDELFELT                  CHARLES D. DAVIDSON
     ASSOCIATE SECRETARY                   PRESIDENT AND CHIEF EXECUTIVE OFFICER